UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): January 25, 2006

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                       1-32532                               20-0865835
              (Commission File Number)                    (I.R.S. Employer
                                                        Identification No.)

      50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
          (Address of principal executive offices)           (Zip Code)

             P.O.   Box 391, Covington, Kentucky             41012-0391
                    (Mailing Address)                        (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 2230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

   On January 25, 2006, Ashland Inc. ("Ashland") will include the information contained in Exhibits 99.1 and 99.2 on the "Investor Relations" section of its website located at www.ashland.com. Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. Exhibits 99.1 and 99.2 include five years (fiscal years 2001 - 2005) and first quarter fiscal 2006 of operating and net income summary information and five years (fiscal years 2001 - 2005) supplemental financial information concerning Ashland and its consolidated subsidiaries. The information is being furnished to revise prior-period segment operating income to reflect the change in allocation methodology adopted by Ashland effective October 2005, whereby substantially all corporate expenses are allocated to Ashland's four operating divisions, with the exception of certain legacy costs or items clearly not associated with the operating divisions. The information is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

   By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibit from its website at any time.


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


Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits

99.1    5-Year Operating & Net Income Summary posted to Ashland Inc.'s website
99.2 5-Year Supplemental Financial Information posted to Ashland Inc.'s website



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




                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ASHLAND INC.
                               -------------------------------------------
                                              (Registrant)



Date:  January 25, 2006                  /s/ J. Marvin Quin
                               --------------------------------------------
                               Name:     J. Marvin Quin
                               Title:    Senior Vice President and
                                         Chief Financial Officer






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


                               EXHIBIT INDEX

99.1   5-Year Operating & Net Income Summary posted to Ashland Inc.'s website
99.2   5-Year Supplemental Financial Information posted to Ashland's website






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